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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        Date of Report: November 16, 2004
                        (Date of Earliest Event Reported)


                             GREENBRIAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                         0-8187                  75-2399477
       (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)           File No.)           Identification No.)


                        1755 Wittington Place, Suite 340
                               Dallas, Texas 75234
                    (Address of principal executive offices)


                                  972-407-8400
              (Registrant's telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

         On November 16, 2004, Greenbriar Corporation ("GBR" or the "Company") announced its operational results for the third quarter and first nine months of 2004. A copy of the announcement is attached as Exhibit "99.1."

         The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits.

         The following exhibit is furnished with this Report:


           Exhibit
         Designation
                           Description of Exhibit

           99.1*           Press Release dated November 16, 2004.

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*Furnished herewith.






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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

         Dated: November 16, 2004.            GREENBRIAR CORPORATION


                                              By: /s/ Gene S. Bertcher
                                                 -------------------------------
                                                 Gene S. Bertcher, President and
                                                 Chief Financial Officer